Exhibit 3.2.51

Microfilm Number	Filed with the Department of State on APR 13 1992

Entity Number 2085909	/s/ Illegible
Secretary of the Commonwealth

ARTICLES OF INCORPORATION

DSCB:15-1308 (Rev § 9)

Indicate type of domestic corporation (check one):

☒	Business-stock (15 Pa. C.S. § 1306)	☐	Professional (15 Pa. C.S. § 2903)

☐	Business-nonstock (15 Pa. C.S. § 2102)	☐	Management (15 Pa. C.S. § 2701)

☐	Business-statutory close (15 Pa. C.S. § 2304a is applicable)	☐	Cooperative (15 Pa. C.S. § 7701)

1.	The name of the corporation is : WHITE DEER RUN, INC.

This corporation is incorporated under the provisions of the Business Corporation Law of 1988.

2.	The address of this corporation’s initial (a) registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is:

(a)	c/o XL CORPORATE SERVICES, INC.

800 North Second Street,	Harrisburg,	PA	17102,	Dauphin County
Number and Street	City	State	Zip	County

(b)
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

1,000 shares of common stock,

The aggregate number of shares authorized is: no par value (other provisions, if any, attach 8 1/2 x 11 sheet).

The name and address, including number and street, if any, of each incorporator is:

Name	Address	Signature	Date
XL CORPORATE SERVICES, INC.	800 N. Second Street	/s/ Illegible	4/13/92
Harrisburg, PA 17102

The specified effective date, if any, is:
	month	day	year	hour, if any

Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

Statutory class corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a “Public Offering” within the meaning of the Securities Act of 1933 (15 U.S.C. § 77A et. seq.).

Business cooperative corporations only: (Complete and strike out inapplicable term). The common bond of membership among its members/shareholders is:

Microfilm Number	Filed with the Department of State on DEC 31 1997

Entity Number 2C85909	/s/ Illegible
Secretary of the Commonwealth

ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION

DSC8:15-1926 (Rev 90)

In compliance with the requirements of 15 Pa. C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.	The name of the corporation surviving the merger is: White Deer Run, Inc.

2.	(Check and complete one of the following):

☒	The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	800 North Second Street,	Harrisburg	PA	17102	Dauphin
	Number and Street	City	State	Zip	County

(b) c/o:	XL Corporate Services, Inc.	Union
	Name and Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

☐	The surviving corporation is a qualified foreign business corporation incorporated under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)
	Number and Street	City	State	Zip	County

(b)c/o:
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

☐	The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is :

Number and Street	City	State	Zip	County

3.	The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

Name of Corporation	Address of Registered Office or Name of Commercial Registered Office Provider	County
White Deer Acquisition Corp.	517 Brook Drive	Union
Lewisburg, PA 17837

DSCB: 15-1926 (rev. 90)-2

4.	(Check, and if appropriate complete, one of the following):

☐	The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

☒	The plan of merger shall be effective on December 31, 1997 at 9:00 a.m.

                                                     Date                         Hour

5.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of corporation	Manner of adoption
White Deer Acquisition Corp.	Adopted by the directors and the shareholders pursuant to 15 Pa. C.S. Section 1924(a)
White Deer Run, Inc.	Adopted by the directors and the shareholders Pursuant to 15 Pa. C.S. Section 1924(a)

6.	(Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign business corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.	(Check, and if appropriate complete, one of the following):

☒	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

☐	Pursuant to 15 Pa C.S. § 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

Number and Street	City	State	Zip

IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 31st day of December, 1997.

White Deer Acquisition Corp.
(Name of Corporation)

BY:	/s/ Illegible
(Signature)

TITLE:	PRES.

White Deer Run, Inc.
(Name of Corporation)

BY:	/s/ Illegible
(Signature)

TITLE:	PRES.

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER, dated December 31, 1997, is by and between WHITE DEER RUN, INC., a Pennsylvania corporation having its registered office at c/o XL Corporate Services, Inc., 800 North Second Street, Harrisburg, Pennsylvania (“Subsidiary”), and WHITE DEER ACQUISITION CORP., a Pennsylvania corporation having its registered office at 517 Brook Drive, Lewisburg, Pennsylvania (“Parent”). In consideration of the mutual covenants contained herein, and intending to be legally bound hereby, Parent and Subsidiary hereby agree as follows:

1. Background. The aggregate number of shares of stock that Subsidiary is authorized to issue is 1,000 common shares of no par value, of which 1,000 shares are issued and outstanding. Parent owns of record and beneficially all the 1,000 issued and outstanding shares of Subsidiary’s common stock. The Boards of Directors of Parent and of Subsidiary deem it desirable and for the benefit of both corporations that the properties, businesses, assets and liabilities of Parent and Subsidiary be combined into one (1) surviving corporation (which shall be Subsidiary), pursuant to Section 1924(a) of the Pennsylvania Business Corporation Law, and that the combination of Parent and Subsidiary constitute a tax-free reorganization within the meaning of Section 368(a)(i)(A) of the Internal Revenue Code of 1986, as amended.

2. Merger. Subsidiary hereby mergers Parent into itself, and Parent shall be and hereby is merged into Subsidiary (the “Merger”). Subsidiary shall be the surviving corporation and shall continue to exist as a domestic corporation under the laws of the Commonwealth of Pennsylvania with all of the rights and obligations of such surviving domestic corporation as are provided by the Pennsylvania Business Corporation Law. Upon the Merger’s Effective Time (as hereinafter defined), Parent shall cease to exist and its assets and liabilities shall become the assets and liabilities of Subsidiary as the surviving corporation.

3. Articles of Incorporation; Bylaws. Subsidiary’s Articles of Incorporation and Bylaws shall continue as the Articles of Incorporation and Bylaws of the surviving corporation.

4. Directors. Subsidiary’s Directors shall be the Directors of the surviving corporation until their successors are duly elected and qualified under the surviving corporation’s Bylaws.

5. Shares of Subsidiary. Each share of stock of Subsidiary outstanding at the Merger’s Effective Time shall remain, without further action, one (1) share of the surviving corporation’s stock without the issuance or exchange of new shares or share certificates.

6. Cancellation of Parent Shares. All Parent’s authorized and outstanding shares of stock and all rights in respect thereof, shall be canceled forthwith upon the Merger’s Effective Time, and the certificates representing the shares shall be surrendered and canceled.

7. Registered Address Change. Upon the Merger’s Effective Time, Subsidiary’s Articles of Incorporation shall be deemed amended to change Subsidiary’s registered office to 517 Brook Drive, Lewisburg, Pennsylvania.

8. Approval. Parent’s Board of Directors and Parent’s shareholders, and Subsidiary’s Board of Directors and Subsidiary’s shareholders, have unanimously approved the Merger.

9. Abandonment. Notwithstanding any provision of this Plan to the contrary, Parent, at any time before the Merger’s Effective Time, and for any reason or for no reason, shall have the power and authority to abandon and refrain from making effective the contemplated Merger as set forth herein, in which event, this Plan shall be canceled and become null and void.

10. Effective Time. The Merger’s Effective Time shall be 9:00 a.m. Eastern Standard Time on December 31, 1997.

IN WITNESS WHEREOF, Parent and Subsidiary have caused this Plan to be executed by their duly authorized officers this 31st day of December, 1997.

ATTEST:		WHITE DEER RUN, INC.

/s/ Illegible		By:	/s/ Illegible
Title:	SEC	Title:	PRES.

(Corporate Seal)

ATTEST:		WHITE DEER ACQUISITION CORP.

/s/ Illegible		By:	/s/ Illegible
Title:	SEC	Title:	PRES.

(Corporate Seal)

Microfilm Number	Filed with the Department of State on JAN 30 2001

Entity Number 2085909	/s/ Illegible
Secretary of the Commonwealth

ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION

DSCB:15-1926 (Rev 90)

In compliance with the requirements of 15 Pa. C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.	The name of the corporation surviving the merger is: WHITE DEER RUN, INC.

2.	(Check and complete one of the following):

☒	The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	517 Brook Drive	Lewisburg	PA	17837	Dauphin
	Number and Street	City	State	Zip	County

(b) c/o:
	Name and Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

☐	The surviving corporation is a qualified foreign business corporation incorporated under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)
	Number and Street	City	State	Zip	County

(b)c/o:
	Name of Commercial Registered Office Provider	County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

☐	The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is :

Number and Street	City	State	Zip	County

3.	The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

Name of Corporation	Address of Registered Office or Name of Commercial Registered Office Provider	County
White Deer Management Group, Inc.	Devitt Camp Road, Allenwood, PA 17810	Union

DSCB:15-1926(Rev 90)-2

4.	(Check, and if appropriate complete, one of the following):

☐	The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

☒	The plan of merger shall be effective on January 31, 2001 at 9:00 A.M.

                                                 Date                             Hour

5.	The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of corporation	Manner of adoption
White Deer Run, Inc.	Adopted by the Directors and the Shareholders pursuant to 15 Pa. C.S. Section 1924(a)
White Deer Management Group, Inc.	Adopted by the Directors and the Shareholders pursuant to 15 Pa. C.S. Section 1924(a)

6.	(Strike out this paragraph if no foreign corporation is a party to the merger).

7.	(Check, and if appropriate complete, one of the following):

☒	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

☐	Pursuant to 15 Pa C.S. § 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

Number and Street	City	State	Zip

IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 29TH day of January, 2001.

WHITE DEER MANAGEMENT GROUP, INC.
(Name of Corporation)

BY:	/s/ Illegible
(Signature)
TITLE:	President

WHITE DEER RUN, INC.
(Name of Corporation)

BY:	/s/ Illegible
(Signature)
TITLE:	President

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER, dated as of January 29, 2001, is by and between WHITE DEER MANAGEMENT GROUP, INC., a Pennsylvania corporation having its registered office at Devitt Camp Road, Allenwood, Pennsylvania (“Subsidiary”), and WHITE DEER RUN, INC., a Pennsylvania corporation having its registered office at 517 Brook Drive, Lewisburg, Pennsylvania (“Parent”). In consideration of the mutual covenants contained herein, and intending to be legally bound hereby, Parent and Subsidiary hereby agree as follows:

1. Background. The aggregate number of shares of stock that Subsidiary is authorized to issue is one hundred (100) common shares of no par value, of which one (1) share is issued and outstanding. Parent owns of record and beneficially the one (1) issued and outstanding share of Subsidiary’s common stock. The Boards of Directors of Parent and of Subsidiary deem it desirable and for the benefit of both corporations that the properties, businesses, assets and liabilities of Parent and Subsidiary be combined into one (1) surviving corporation (which shall be Parent), pursuant to Section 1924(a) of the Pennsylvania Business Corporation Law, and that the combination of Parent and Subsidiary constitute a tax-free reorganization within the meaning of Section 368(a)(i)(A) of the Internal Revenue Code of 1986, as amended.

2. Merger. At the Effective Time (as defined in Section 10 below) in accordance with the applicable laws of the Commonwealth of Pennsylvania, Subsidiary shall be merged into Parent (the “Merger”). Parent shall be the surviving corporation and shall continue to exist as a domestic business corporation under the laws of the Commonwealth of Pennsylvania with all of the rights and obligations of such surviving domestic corporation as are provided by the Pennsylvania Business Corporation Law. Upon the Merger’s Effective Time, Subsidiary shall cease to exist and all of its assets and all of its liabilities, obligations and debts arising before the Effective Time shall become the assets and liabilities, obligations and debt of Parent as the surviving corporation.

3. Articles of Incorporation; Bylaws. Parent’s Articles of Incorporation and Bylaws shall continue as the Articles of Incorporation and Bylaws of the surviving corporation.

4. Directors and Officers. Parent’s Directors and Officers shall be the Directors and Officers of the surviving corporation until their successors are duly elected and qualified under the surviving corporation’s Bylaws.

5. Shares of Parent. Each share of stock of Parent outstanding at the Merger’s Effective Time shall remain, without further action, one (1) share of the surviving corporation’s stock without the issuance or exchange of new shares or share certificates.

6. Cancellation of Subsidiary Shares. All of Subsidiary’s authorized and outstanding shares of stock and all rights in respect thereof shall be canceled forthwith upon the Merger’s Effective Time, and the certificates representing the shares shall be surrendered and canceled.

7. Property Rights. At the Effective Time, all of the right, title and interest of Subsidiary in and to all of its assets (real, personal and mixed) and all of Subsidiary’s rights, privileges, powers and franchises shall be vested in Parent, and Parent shall assume all of the liabilities of Subsidiary, all by operation of law and without further act.

8. Approval. Parent’s Board of Directors and Parent’s shareholders, and Subsidiary’s Board of Directors and Subsidiary’s shareholder, have unanimously approved the Merger.

9. Abandonment. Notwithstanding any provision of this Plan to the contrary, Parent, at any time before the Merger’s Effective Time, and for any reason or for no reason, shall have the power and authority to abandon and refrain from making effective the contemplated Merger as set forth herein, in which event, this Plan shall be canceled and become null and void.

10. Effective Time. The Merger’s Effective Time shall be 9:00 a.m. Eastern Standard Time on January 31, 2001.

11. Further Assurances. From and after approval and adoption hereof on behalf of the corporation parties hereto, each corporation party hereto will cause to be executed and filed any and all regulatory and other filings or documents required to be executed or filed by it to effect the Merger.

IN WITNESS WHEREOF, Parent and Subsidiary have caused this Plan to be executed by their duly authorized officers this 29th day of January, 2002.

ATTEST:		WHITE DEER RUN, INC.

/s/ Illegible		By:	/s/ Illegible
Title:	SEC	Title:	President

(Corporate Seal)

ATTEST:		WHITE DEER MANAGEMENT GROUP, INC.

/s/ Illegible		By:	/s/ Illegible
Title:	SEC	Title:	President

(Corporate Seal)

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa. C.S.)

Entity Number	☒	Domestic Business Corporation (§ 1507)
	☐	Foreign Business Corporation (§ 4144)
2085909	☐	Domestic Nonprofit Corporation (§ 5507)
	☐	Foreign Nonprofit Corporation (§ 6144)
	☐	Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left.
Corporation Service Company

Address			Ü

City	State	Zip Code

Fee: $52

Fee: $52 Filed in the Department of State on AUG 18 2003

/s/ Illegible
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name is:

WHITE DEER RUN, INC.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and street	City	State	Zip	County

517 Brook Dr., Lewisburg, PA 17837					Union
(b)	Name of Commercial Registered Office Provider				County

c/o:

3.	Complete part (a) or (b):

(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o: Corporation Service Company	Dauphin
Name of Commercial Registered Office Provider	County

DSCB: 15-1507/4144/5507/6144/8506-2

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this 15th day of August, 2003.

WHITE DEER RUN, INC.
Name of Corporation/Limited Partnership

/s/ Patricia Pizzuto

Patricia Pizzuto, Attorney in Fact
Title

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa. C.S.)

Entity Number	☒	Domestic Business Corporation (§ 1507)
	☐	Foreign Business Corporation (§ 4144)
2085909	☐	Domestic Nonprofit Corporation (§ 5507)
	☐	Foreign Nonprofit Corporation (§ 6144)
	☐	Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left.
Paul J. Hagan c/o Charles Baclet and Associates, Inc.
Address			Ü
2030 Main Street, Suite 1030
City	State	Zip Code
Irvine, CA 92614

Fee: $52

Filed in the Department of State on APR - 4 2005

/s/ Illegible
Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name is:

WHITE DEER RUN, INC.

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and street	City	State	Zip	County

(b)	Name of Commercial Registered Office Provider				County

c/o:	Corporation Service Company

3.	Complete part (a) or (b):

(a)	The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b)	The registered office of the corporation or limited partnership shall be provided by:

c/o: National Registered Agents, Inc.	Dauphin
Name of Commercial Registered Office Provider	County

DSCB:15-1507/4144/5507/6144/8506-2

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this 30th day of March, 2005.

WHITE DEER RUN, INC.
Name of Corporation/Limited Partnership

/s/ Pamela B. Burke
Signature

Pamela Burke, Secretary
Title